UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2019 (May 29, 2019)

PROFICIENT ALPHA ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Nevada	001-38925	83-1505892
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

40 Wall St., 29th floor New York, New York	10005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (407) 345-8332

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02.  Unregistered Sales of Equity Securities.

Simultaneously with the consummation of the initial public offering (“IPO”) and the sale of the Units (defined below), Proficient Alpha Acquisition Corp., a Nevada corporation (the “Company”), consummated the private placement (“Private Placement”) of 5,375,000 warrants (“Placement Warrants”) at a price of $1.00 per Placement Warrant, generating total proceeds of $5,375,000. The Placement Warrants, which were purchased by Mr. Shih-Chung Chou (the “Sponsor”), are substantially similar to the Public Warrants, except that if held by the Sponsor or his permitted transferees, the Placement Warrants (i) may be exercised for cash or on a cashless basis, (ii) are not subject to being called for redemption and (iii) are, subject to certain limited exceptions, subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination.  If the Placement Warrants are held by holders other than Sponsor or his permitted transferees, the Placement Warrants will be redeemable by the Company and exercisable by holders on the same basis as the Public Warrants (defined below).

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2019, in connection with its IPO, the Company filed its Amended and Restated Articles of Incorporation with Secretary of State of the State of Nevada, effective the same day. The terms of the Amended and Restated Articles of Incorporation are set forth in the Company’s registration statement on Form S-1 (File No. 333- 231084) (the “Registration Statement”) for its IPO and are incorporated herein by reference. A copy of the Amended and Restated Articles of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01.  Other Events.

On May 29, 2019, the Registration Statement was declared effective by the Securities and Exchange Commission. In connection therewith and the closing of the IPO, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated May 29, 2019, between the Company and I-Bankers Securities, Inc. as representative of the several underwriters;

●	A Business Combination Marketing Agreement, dated May 29, 2019, between the Company and I-Bankers Securities, Inc.

●	An Investment Management Trust Agreement, dated May 29, 2019, between the Company and American Stock Transfer & Trust Company LLC;

●	A Warrant Agreement, dated May 29, 2019, between the Company and American Stock Transfer & Trust Company LLC;

●	A Rights Agreement, dated May 29, 2019, between the Company and American Stock Transfer & Trust Company LLC;

●	A Share Escrow Agreement, dated May 29, 2019, between the Company, its initial stockholders and American Stock Transfer & Trust Company LLC;

●	A Registration Rights Agreement, dated May 29, 2019, between the Company and the initial stockholders;

●	Letter Agreement by and between the Company and the Sponsor;

●	Letter Agreement by and between the Company and its officers and directors; and

●	Letter Agreement by and between the Company and the initial stockholders.

On June 3, 2019, the Company consummated its IPO of 10,000,000 units (“Units”). Each Unit consists of one share of common stock, $0.001 par value per share (“Common Stock”), one warrant (“Public Warrant”) to purchase one share of Common Stock at an exercise price of $11.50 per share, and one right (“Right”) to receive one-tenth of one share of Common Stock upon consummation of the Company’s initial business combination.  The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $100,000,000. Pursuant to the Underwriting Agreement, the Company granted the underwriters in the IPO (the “Underwriters”) a 30-day option to purchase up to 1,500,000 additional Units solely to cover over-allotments, if any (the “Over-Allotment Option”); and simultaneously with the consummation of the IPO, the Underwriters exercised the Over-Allotment Option in full.

A total of $115,000,000 of the net proceeds from the IPO and the Private Placement were placed in a trust account established for the benefit of the Company’s public stockholders at Morgan Stanley, N.A., with American Stock Transfer & Trust Company LLC acting as trustee. Except for the withdrawal of interest to pay taxes and interest to pay any dissolution expenses, none of the funds held in the trust account will be released until the earlier of the completion of the Company’s initial business combination or the redemption of 100% of the Common Stock issued by the Company in the IPO if the Company is unable to consummate an initial business combination within 18 months from the closing of the IPO.

Copies of the press releases issued by the Company announcing the pricing of the IPO and the consummation of the IPO are included as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Underwriting Agreement between the Company and I-Bankers Securities, Inc.

1.2	Business Combination Marketing Agreement, dated May 29, 2019, between the Company and I-Bankers Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation as filed with the Secretary of State of the State of Nevada on May 29, 2019

4.1	Warrant Agreement, dated May 29, 2019, between American Stock Transfer & Trust Company and the Company LLC

4.2	Rights Agreement, dated May 29, 2019, between American Stock Transfer & Trust Company and the Company LLC

10.1	Investment Management Trust Account Agreement, dated May 29, 2019, between American Stock Transfer & Trust Company and the Company LLC

10.3	Share Escrow Agreement, dated May 29, 2019, 2018, between the Company, initial stockholders and American Stock Transfer & Trust Company LLC

10.4	Registration Rights Agreement among the Company and the initial stockholders

10.5	Letter Agreement by and between the Company and the Sponsor

10.6	Letter Agreement by and between the Company and its officers and directors

10.7	Letter Agreement by and between the Company and its initial stockholders

99.1	Press Release Announcing Pricing of IPO

99.2	Press Release Announcing Closing of IPO

(1)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 4, 2019

PROFICIENT ALPHA ACQUISITION CORP.

By:	/s/ Kin Sze
Name: Kin Sze
Title: Co-Chief Executive Officer

(2)